                                                                      EXHIBIT 99

                                                                FEBRUARY 4, 1999


                      LOCAL FINANCIAL CORPORATION ANNOUNCES

                             STRONG EARNINGS FOR 1998

OKLAHOMA CITY. Local Financial Corporation, holding company for Local Federal Bank, announced positive results for the fourth quarter and full year of 1998. The company reported fourth quarter net income of $4.9 million or $0.24 basic earnings per share (based on 20.5 million average shares). Earnings for the full year 1998 were $18.4 million or $0.90 basic earnings per share. These compare to earnings (loss) per share of $0.63 and ($6.52) for the same periods of 1997. Of the $0.63 per share earnings in the fourth quarter of 1997, gains on securities sales accounted for $0.42 per share leaving $0.21 per share from normal operations.

Edward A. Townsend, Chairman and CEO, said, "We are extremely pleased with the performance of the company this year and we are certain the acquisitions and strategic realignments that occurred within the year will position us for future earnings growth ".

During 1998, Local Financial and its wholly-owned subsidiary, Local Federal Bank, completed the acquisitions of Green Country Bank, and BankSouth Corporation, the Lawton, Oklahoma bank holding company for Citizens Bank. In addition to growth through acquisitions, Local Federal Bank also formed a corporate lending unit focused on commercial lending within Oklahoma. Local has the fifth largest deposit franchise in Oklahoma and operates through 50 locations statewide.


                                         For Three Months Ended
                                               December 31                   For Year Ended
                                        ------------------------      ------------------------
                                           1998           1997           1998           1997
                                        ---------      ---------      ---------      ---------
                                                              (in 000's)
Net Interest Income                     $  16,442      $  13,109      $  54,766      $  51,746

Provision for Loan Losses                    (500)          (225)        (1,450)       (44,272)

Gain/(Loss) on Asset Sales                    397         12,816            932       (138,828)

Other Operating Income                      4,226          2,632         13,850         12,370
Other Operating Expense                    12,804          9,117         39,407         42,569
                                        ---------      ---------      ---------      ---------

     INCOME (LOSS) BEFORE TAXES         $   7,761         19,215      $  28,691       (161,553)

Tax Provision (Benefit)                     2,823          6,720         10,254        (52,362)

     NET INCOME (LOSS)                  $   4,938      $  12,495      $  18,437      $(109,191)
                                        =========      =========      =========      =========

Basic Earnings (Loss) per Share         $    0.24      $    0.63      $    0.90      $   (6.52)
                                        =========      =========      =========      =========

Net interest income for the fourth quarter rose to $16.4 million, up $2.4 million or 17% over the third quarter, largely as a result of the acquisition of BankSouth. Loan balances (excluding any acquired loans) rose from $1.3 billion at September 30 to $1.4 billion at year end. Loan growth resulted primarily from the significant addition of seasoned loan officers consistent with the Company's strategy of creating a major commercial bank in Oklahoma. Fourth quarter noninterest income totaled $4.6 million, representing an increase of more than $1 million over the third quarter, primarily due to the BankSouth acquisition. Noninterest expense of $12.8 million for the fourth quarter was $3 million over the $9.7 million incurred during the third quarter. This increase was attributable to costs associated with the BankSouth acquisition and costs related to the formation of a corporate lending unit.

Local Federal Bank's core capital ratio remained well above regulatory capital guidelines, moving from 6.98% at December 31, 1997 to 7.63% at December 31, 1998.

                                      -End-

For any questions please contact Richard L. Park, (405) 841-2298.

         To the extent that statements in this report relate to the plans, objectives or future performance of Local Financial Corporation, these statements are considered to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based on management's current expectations and the current economic environment. Actual events and results in future periods may differ materially from those currently expected due to various risks and uncertainties. Additional discussion of factors affecting Local Financial's business and prospects is contained in its periodic filings with the Securities and Exchange Commission.

                   LOCAL FINANCIAL CORPORATION AND SUBSIDIARY
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                             (Dollars in thousands)
                                   (unaudited)

                                                                                      December 31,
                                                                          -------------------------------
                                                                             1998                1997
                                                                          -----------         -----------
ASSETS
Cash and due from banks                                                   $    27,180         $    34,152
Interest bearing deposits with other banks                                     27,700              20,000
Securities purchased under agreements to resell                                    --             178,000
Securities available for sale                                                 570,964             518,107
Loans receivable, net of allowance for loan losses of $27,901
   at December 31, 1998 and $20,484 at December 31, 1997                    1,362,272             953,470
Federal Home Loan Bank of Topeka stock, at cost                                42,693              45,147
Premises and equipment, net                                                    23,959              10,646
Assets acquired through foreclosure and repossession, net                         693                 260
Intangible assets, net                                                         17,843               1,779
Deferred tax asset, net                                                        10,959              26,058
Current income taxes receivable                                                18,291              28,427
Other assets                                                                   26,425              65,319
                                                                          -----------         -----------
           Total assets                                                   $ 2,128,979         $ 1,881,365
                                                                          ===========         ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
  Deposits:
     Demand                                                               $   379,796         $   247,264
     Savings                                                                   74,963              68,937
     Time                                                                   1,213,315           1,286,332
                                                                          -----------         -----------
           Total deposits                                                   1,668,074           1,602,533

  Advances from borrowers for taxes and insurance                               4,400               5,046
  Advances from the Federal Home Loan Bank of Topeka                          220,033              80,136
  Senior notes                                                                 80,000              80,000
  Other liabilities                                                            37,666              31,025
                                                                          -----------         -----------
           Total liabilities                                                2,010,173           1,798,740
                                                                          -----------         -----------

  Common stock, $0.01 par value, 25,000,000 shares authorized;
     20,537,269 shares issued and 20,537,209 shares outstanding at
     December 31, 1998; 25,000,000 shares authorized; 19,700,060
     shares issued and 19,700,000 shares outstanding at                           205                 197
     December 31, 1997
  Preferred stock, $0.01 par value, 5,000,000 shares authorized;
     none outstanding                                                              --                  --
  Additional paid-in capital                                                  206,758             197,766
  Retained earnings                                                            50,197              31,760
  Treasury stock, 60 shares, at cost                                         (149,436)           (149,436)
  Accumulated other comprehensive income                                       11,082               2,338
                                                                          -----------         -----------
           Total stockholders' equity                                         118,806              82,625
                                                                          -----------         -----------
           Total liabilities and stockholders' equity                     $ 2,128,979         $ 1,881,365
                                                                          ===========         ===========

                   LOCAL FINANCIAL CORPORATION AND SUBSIDIARY
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                             (Dollars in thousands)
                                   (unaudited)

                                                                                          Year Ended
                                                                                         December 31,
                                                                                 ---------------------------
                                                                                    1998             1997
                                                                                 ----------       ----------
INTEREST AND DIVIDEND INCOME:
  Loans                                                                          $   96,851       $  104,324
  Securities available for sale                                                      41,862           62,009
  Securities held to maturity                                                            -            16,345
  Federal Home Loan Bank of Topeka stock                                              3,474            3,070
  Short term investments and other                                                    5,017            3,020
                                                                                 ----------       ----------
Total interest and dividend income                                                  147,204          188,768
                                                                                 ----------       ----------

INTEREST EXPENSE:
  Deposit accounts                                                                   74,743           82,544
  Advances from the Federal Home Loan Bank of Topeka                                  7,547           39,095
  Securities sold under agreements to repurchase and other                              678           11,848
  Notes payable                                                                       9,470            3,535
                                                                                 ----------       ----------
Total interest expense                                                               92,438          137,022
                                                                                 ----------       ----------

Net interest and dividend income                                                     54,766           51,746
  Provision for loan losses                                                          (1,450)         (44,272)
                                                                                 ----------       ----------
Net interest and dividend income after provision for loan losses                     53,316            7,474
                                                                                 ----------       ----------

NONINTEREST INCOME:
  Deposit related income                                                             10,389            7,850
  Loan fees and loan service charges                                                  1,737            2,682
  Net gains (losses) on sale of assets                                                  932         (138,828)
  Other                                                                               1,724            1,838
                                                                                 ----------       ----------
Total noninterest income (loss)                                                      14,782         (126,458)
                                                                                 ----------       ----------
NONINTEREST EXPENSE:
  Compensation and employee benefits                                                 19,287           15,159
  Deposit insurance premiums                                                          1,323            1,050
  Provision for uninsured risk                                                           -             2,700
  Equipment and data processing                                                       4,276            3,035
  Occupancy                                                                           3,029            2,809
  Advertising                                                                         2,080            1,203
  Professional fees                                                                   2,142            1,561
  Other                                                                               7,270           15,052
                                                                                 ----------       ----------
Total noninterest expense                                                            39,407           42,569
                                                                                 ----------       ----------

Income (loss) before provision (benefit) for income taxes                            28,691         (161,553)

  Provision (benefit) for income taxes                                               10,254          (52,362)
                                                                                 ----------       ----------
NET INCOME (LOSS)                                                                $   18,437       $ (109,191)
                                                                                 ==========       ==========

                   LOCAL FINANCIAL CORPORATION AND SUBSIDIARY
                              FINANCIAL HIGHLIGHTS
                    (Dollars in thousands, except share data)
                                   (unaudited)


                                         Year Ended
                                        December 31,
                                  ------------------------
                                    1998            1997
                                  --------        --------
SELECTED FINANCIAL RATIOS

Yield on earning assets             7.81 %          7.77 %
Cost of funds                         5.24            5.86
Interest rate spread                  2.57            1.91
Net interest margin                   2.91            2.13
Return on average assets              0.93           (4.35)
Return on average equity             17.73         (117.17)

PER SHARE DATA

Basic earnings per share          $   0.90          ($6.52)
Diluted earnings per share        $   0.89          ($6.52)
Book value per share              $   5.78           $4.19


                                                               December 31,
                                                      ------------------------------     Percent
                                                           1998              1997         Change
                                                      -------------    -------------
FINANCIAL CONDITION DATA

Total assets                                          $   2,128,979    $   1,881,365       13.2%
Loans receivable, net                                     1,362,272          953,470       42.9%
Securities available for sale                               570,964          518,107       10.2%
Deposits                                                  1,668,074        1,602,533        4.1%
Advances from the Federal Home Loan Bank of Topeka          220,033           80,136      174.6%
Senior notes                                                 80,000           80,000         --
Stockholders' equity                                        118,806           82,625       43.8%
Allowance for loan losses                                    27,901           20,484       36.2%